

DIGITAL POWER CORPORATION

Corporate Overview 2016

PRESENTED BY: Amos Kohn

November, 2016

Digital Power
Flexible Power Solutions

Forward Looking Statement

This presentation contains forward-looking statement within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements about Digital Power Corporation's expectations regarding the market demands, future financial performance, the implementation of strategic plans and future growth. These statements are made based upon current expectations that are subject to known and unknown risks and uncertainties. Digital Power Corporation does not undertake to update forward-looking statements in this presentation to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking information. Assumptions and other information that could cause results to differ from those set forth in the forward-looking information can be found in this presentation and in Digital Power Corporation's filings with the Securities and Exchange Commission, including its most recent periodic reports including the risk factors listed in the Form 10-K for the year ended December 31, 2015, as amended, available on our website and on the Securities and Exchange Commission's website (www.sec.gov).

Digital Power
Flexible Power Solutions

TABLE OF CONTENTS

Digital Power



COMPANY SUMMARY

Digital Power

DIGITAL POWER IN BRIEF

OUR COMPANY

Headquarters in the Silicon Valley, CA with design centers in Fremont CA, New England, MA, and Israel

Wholly owns UK-based subsidiary Digital Power Ltd., which operates under the brand of Gresham Power Electronics

PUBLIC TRADE

Public company trades on the NYSE Mkt under symbol DPW

BUSINESS FOCUS

Designs, manufactures, and markets highly efficient, high grade and dense custom and standard power solutions to serve in the most demanding applications in the medical, military/defense and inertial/telecom/Datacom market segments

OUR STRENGTH

Leading innovator in the design and manufacturing advanced resonant switching power topologies with customized digital frontend & digital power management enable rapid modifications to meet unique requirements with the highest efficient outcome serving our vertical markets

HISTORY

- **1969** — Incorporated in November, 1969
- **1997** — Initial public offering in 1997, initially traded on the Amex and today on the NYSE MKT (symbol: DPW)
- **1998** — Acquired Digital Power Limited (Gresham) located in Salisbury, UK; wholly-owned subsidiary serving the European and international markets
- **2001** — Executed a strategic alliance with Telkoor Telecom Ltd. (symbol: TASE:TLKR)
- **2016** — Philou Ventures buys about 40.06% of Digital Power Corporation shares from Telkoor Telecom Ltd.

HOLDING STRUCTURE


Philou Ventures
40.06%
NYSE
Other Shareholders
59.94%
Digital Power
Digital Power Limited
gresham
A California corporation
Headquarters in Fremont, CA
A wholly-owned subsidiary
Salisbury, England

ORGANIZATION CHART


Finance & Accounting
Business Development
Sales & Marketing
Operations & Services
Compliances & Quality Assurance
Research & Development
President & CEO
Managing Director
Controller
Commercial Power Supply
Naval Power Systems
Operation & Services

OUR EXCELLENCES

1 Innovative Technology Leader
Leading innovator in designing and manufacturing a variety best-in class, high efficiency, high density power system solutions for Military, Medical, and Commercial markets.

3 Engineering Services
We design a full range of custom and standard products utilizing state-of-the-art technologies. With a unique approach to difficult power conversion requirements, Digital Power provides customized firmware to best fit any operations' condition.

5 Manufacturing
Domestic and international manufacturing capabilities complies with government regulations and safety standards.
High production yield overseas allows us to maintain competitive products and services.



2 Customized Solutions
With full custom design and manufacturing capabilities, we have the flexibility to develop a product or system to meet the exact requirements of a customer's needs and specification.

4 Customer Service
Dedicated account manager with engineering team to support any design opportunity and customer needs.

6 Ruggedized Products
Digital Power provided rugged product solutions for the military and defense market, featuring the ability to withstand harsh environments. Compliant with the US International Traffic in Arms Regulations (ITAR).

Digital Power

ROADMAP

New Products

- Ultra compact and high efficient conformal coated and ruggedized military power supplies
- Modular configurable power supplies family
- Data center redundant power solutions incorporating digital controls and power management
- High frequency capacitor charger driving laser beams for medical and industrial applications
- Modular Rackmount Power Platform: 3Ø 108VAC to 440VAC
- Advanced plasma laser technology

New Market Segments

- Energy storage and inverters
- Cloud computing power solutions
- Battery chargers
- Renewable energy
- Backup generator systems

New Geographies Served

- Asia Pacific
- South America

Digital Power



MARKET ANALYSIS

MARKET DIVERSIFICATION


Commercial
43%
Medical
29%
Military
28%

Commercial

Digital Power helps Telecom and Industrial systems excel in an evolving marketplace providing cost effective and highly reliable power solutions.

Medical

Digital Power solutions power medical products which deliver life sustaining, life saving and quality of life improvement to customers who depend on highly reliable power solutions.

Military

Our Defense business has been established for more than fifty years. Specialists in the field of naval power conversion and distribution.

SERVED MARKETS AND APPLICATIONS

Telecom

- Switches and routers
- Data storage and servers
- Video encoders and decoders
- Fiber optic networks

Industrial Products

- Packaging equipment, CNC machines, laser
- Industrial printers
- Video and cinema projectors
- Laboratory and diagnostic equipment

Medical

- Imaging and dispensing equipment
- Ventilators and oxygen concentrators
- Dialysis, endoscopy, surgical equipment
- Ultrasound and MRI

Military and COTS

- Missiles communication
- Naval power conversion and distribution
- Mobile and ground communications
- Precise artillery weapons

OUR CUSTOMERS …

Commercial

ERICSSON, Plexus, Schroff, NOKIA, ARRIS, QUALCOMM, Tyco Electronics, HARRIS, inogen, FLEXTRONICS, GAINSPEED, harmonic, Martin, CISCO, ELMA, JABIL

Military/Defense

LOCKHEED MARTIN, Rockwell Collins, GENERAL DYNAMICS, BOEING, ATK, L3 communications, IAI, ROLLS ROYCE, MINISTRY OF DEFENCE, BAE SYSTEMS, THALES, Raytheon

SWOT


STRENGTHS
WEAKNESSES
OPPORTUNITIES
THREATS

Strengths

- Small and lean
- Strategic focus
- Quickly respond
- Superior support and service
- Asian manufacturing

Weaknesses

- Not yet widely known
- Company size
- Lack investment in growth

Opportunities

- Custom products
- Military products
- Medical
- New international markets
- Emerging Tech/Clean tech (PVV)

Threats

- IP licensing
- Private label
- China production
- Commoditization
- Company size

SALES CHANNELS AND CUSTOMER SUPPORT

Account management and customer support:

- North America, South American and worldwide sales through Digital Power Corporation headquarters located in Fremont, CA
- European sales through its wholly-owned subsidiary Digital Power Limited (Gresham) located in Salisbury, UK
- Asia Pacific (summer 2017) through HK office

Sales Channels:

- Regional sales Reps support in key market areas
- Power focus Distributers and Catalog Distributors


INNOVATION
SOLUTION
BRANDING
IDEAS
MARKETING
SUCCESS
MANAGEMENT
ANALYSIS

CAPABILITIES

Digital Power

CORE TECHNOLOGY


High
Efficiency
Power
Monitoring
& Control
N+1
Redundancy
High
Density

High Efficiency
- 96%≧ AC/DC efficiency
- 95%≧ DC/DC efficiency

N+1 Redundancy
- Digital load sharing
- Redundant control
- Intelligent power management

Power Monitoring & Control
- Power monitoring and controlling via I^2C and PMBus 1.1/1.2
- In-house firmware and application development

High Density
- Up to $30w/in^3$

Digital Power

CAPABILITIES

Technology at a glance

- Industry-leading power densities: more than 30 W/in3 to meet growing demand for more functionality in smaller packages
- Fully DSP control for PFC and DC/DC
- Two phase PFC
- Synchronous rectifier output under DSP control (not self drive)
- Digital design + gate drive
- Compliant with SMBus monitoring and control standard with communication interfaces of I2C, SPI, RS232, RS485
- Hot pluggable
- Digital load sharing
- Intelligent power management
- Customizable in firmware

Quick to Market

Fast Manufacturing Turn Around

MILITARY MARKET



- Digital Power has extensive experience with MIL-STD requirements such as STD-810G: Shock & Variation, MIL-STD-461F: EMC, Operating temperature: -54ºC to +105ºC
- An approved vendor complies with the Department of State International Traffic in Arms Regulations (ITAR) as a developer, exporter, importer and broker of military articles for the US defense forces
- Approved by the United States Air Force, Navy, Army, Israel Defense Forces (IDF), UK Royal Navy, Australian Navy and others. OEMs such as: BAE Systems, Lockheed Martin, L3 Communication, Israel Aerospace Industries, Rafael, Rolls Royce and others international defense OEMs

MEDICAL MARKET



- Our medical power products comply with low leakage current requirements of mission critical medical devices.
- Digital Power's power supplies can be tailored for specific requirements and support the rigorous FDA system approval process.
- Portfolio includes a wide variety of medically-approved power solutions to fit any application.
- Any form-factors such as external adapters, car adapters, open frame, and encapsulated.
- All current medical safety certifications available for all product models.

INDUSTRIAL AND TELECOM MARKET



Industrial

Implementing Intelligent Power Management with digital load sharing to improve product reliability. Through our digital design engineering this reduces part count and energy wasted by increasing efficiencies.

Telecom Power Solutions

Our rapid time-to-market allows us to meet the small "opportunity windows" that are typical of this market and makes our products ideal for high volume applications with life spans that are typically only 2 to 3 years.



FINANCIAL PLAN

5-YEAR REVENUE PROJECTIONS


$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
Revenue (000's)

	2016	2017	2018	2019	2020
Domestic	$4,708	$5,900	$6,633	$7,136	$7,690
International	$2,808	$3,257	$3,440	$3,944	$4,498
New Market	$-	$3,000	$7,500	$30,000	$45,000
Total Revenue	$7,516	$12,157	$17,573	$41,080	$57,188

3-YEAR GROSS MARGIN PROJECTIONS

FY2016	FY2017	FY2018
GROSS MARGIN: **$2,893**	GROSS MARGIN: **$4,713**	GROSS MARGIN: **$7,029**
GROSS MARGIN %: **38%**	GROSS MARGIN %: **39%**	GROSS MARGIN %: **40%**

Consolidated Gross Margin

THANK YOU



Amos Kohn
(510) 657-2635 | akohn@digipwr.com